UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2024

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Roosevelt Boulevard North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sale of Equity Securities.

On December 27, 2024, Jabil Inc. (the “Company”) issued a warrant (the “Warrant”) to Amazon.com NV Investment Holdings LLC (“Warrantholder”) to acquire up to 1,158,539 ordinary shares of the Company (“Warrant Shares”) at an initial exercise price of $137.7671 per share, which is the preceding 30 trading day VWAP. The Warrant allows for cashless exercise and expires December 27, 2031. The Warrant Shares are subject to vesting for payments for purchased products and services over the Warrant term, with a portion of the Warrant Shares having vested as of the Warrant issuance.

Upon the consummation of an acquisition transaction (as defined in the Warrant), subject to certain exceptions, the unvested portion of the Warrant will vest in full. So long as the Warrant is unexercised, the Warrant does not entitle the Warrantholder to any voting rights or any other common stockholder rights. The exercise price and the number of Warrant Shares are subject to customary anti-dilution adjustments.

The issuance of the Warrant and the Warrant Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law. The Company believes that the transaction is exempt from registration under Section 4(a)(2) of the Securities Act, and customary legends will be affixed to the Warrant and the Warrant Shares. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety to the full text thereof, filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Warrant to Purchase Common Stock, dated December 27, 2024, issued to Amazon.com, Inc.*

104	Cover Page Interactive Data File - Embedded within the inline XBRL document

*	Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.
(Registrant)

January 3, 2025	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming
Vice President, Senior Deputy General Counsel and Corporate Secretary